JENNISON U.S. EMERGING GROWTH FUND, INC.

Supplement Dated March 14, 2006 to the

Statement of Additional Information Dated February 27, 2006

The following amends the section in the Statement of Additional Information entitled “Control Persons and Principal Holders of Securities” on page B-24:

Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

As of February 3, 2006, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 3, 2006, beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were:

Name	Address	Class	Number of Shares/ % of Class
PIMS/Prudential Retirement As Nominee For The TTEE/ Customer Plan Mount Sinai Medical Center	One Gustave L Levy Place P.O. Box 1019 New York, NY 10029	Z	381,775 /5.1%
Prudential Investment FBO Mutual Fund Clients Attn: Pruchoice Unit	100 Mulberry Street Newark, NJ 07102	Z	616,650 /8.2%
Prudential Investments LLC Attn: Lisa O'Donnell	100 Mulberry Street 14th Floor Newark, NJ 07102	R	146 /100%

As of February 3, 2006, Wachovia Securities LLC (Wachovia Securities) was the record holder for other beneficial owners of 4,003,334 Class A shares (or 25.0% of the outstanding Class A shares), 2,858,957 Class B shares (or 50.5% of the outstanding Class B shares), 1,016,161 Class C shares (or 56.9% of the outstanding Class C shares), and 385 Class Z shares (or 0.0% of the outstanding Class Z shares), and 0 Class R shares (or 0% of the outstanding Class R shares) of the Fund. Class L, Class M, Class X and New Class X shares had not been issued as of this date. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

LR0027